UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2007

Legg Mason Partners Small Cap Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Small Cap Growth Fund

Annual Report  •  December 31, 2007

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its state-

Legg Mason Partners Small Cap Growth Fund         I

ment accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.

Looking at the U.S. stock market more closely, large- and mid-cap stocks outperformed their small-cap counterparts, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned 5.77%, 5.60% and -1.57%, respectively, during the 12 months ended December 31, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 11.40% and -1.01%, respectively. This marked the first calendar year since 1999 that, overall, growth stocks outperformed value stocks.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II         Legg Mason Partners Small Cap Growth Fund

Special Shareholder Notice

Prior to March 2, 2007, the Fund was known as Legg Mason Partners Small Cap Growth Fund I.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2008

Legg Mason Partners Small Cap Growth Fund         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV         Legg Mason Partners Small Cap Growth Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the financial markets, 2007 was a tumultuous year that, remarkably, managed to produce modest gains for much of the broad U.S. stock market, despite high levels of volatility and widely disparate performance among different market sectors. After a solid start to the year, U.S. stock indexes fell sharply in February following China’s worst one-day stock market performance in 10 years, which had widespread repercussions for global markets. However, by mid-March, the domestic equity market had resumed its ascent on the strength of positive economic and corporate earnings news and continued merger and acquisition (M&A) activity that helped lift the Dow Jones Industrial Average (“DJIA”)i to new record highs of 13,000 and 14,000 during the summer.

But while the stock market was performing well, headlines began to shift to concerns about rising subprime mortgage default rates, which rapidly grew into a full-fledged crisis for the collateralized debt market. As news of the crisis unfolded, a number of credit-rating downgrades and announcements of massive write-downs by prominent financial firms with subprime exposure contributed to growing investor fears and increasing levels of market volatility. The Federal Reserve Board (“Fed”)ii soon joined central banks around the world in an effort to normalize credit markets by injecting large amounts of liquidity into the markets and lowering key interest rates.

Despite high levels of volatility during the course of the year, the U.S. equity market managed to perform well in 2007. This was notable, especially in light of the bursting of the housing market bubble, record high oil prices, weakening consumer spending and intensifying concerns about inflation and recession. The DJIA registered a total return of 8.88% for the 12 months ended December 31, 2007, while the broader S&P 500 Indexiii gained 5.49% and the small-cap market, as represented by the Russell 2000 Indexiv, returned -1.57% for the same period. The Financials and Consumer Discretionary sectors were the weakest performers within the S&P 500 Index in 2007, suffering double-digit losses, while the Energy, Materials, Utilities and Information Technology (“IT”) sectors all had strong double-digit gains over the same period. Growth stocks, in general, outperformed value stocks in 2007, while large-caps generally outperformed mid- and small-caps. Due largely to the weaker U.S. dollar, international stocks, in general, outperformed their U.S. counterparts, with the MSCI EAFE Indexv gaining 11.17% for the reporting period.

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners Small Cap Growth Fund, excluding sales charges, returned 9.68%. These shares outperformed the Fund’s unmanaged benchmarks, the Russell 2000 Index and the Russell 2000 Growth Indexvi, which returned -1.57% and 7.05%, respectively, over the same time frame. The Lipper Small-Cap Growth Funds Category Average1 increased 8.70% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 593 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         1

Performance Snapshot as of December 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Small Cap Growth Fund — Class A Shares	0.71%	9.68%

Russell 2000 Index	-7.53%	-1.57%

Russell 2000 Growth Index	-2.09%	7.05%

Lipper Small Cap Growth Funds Category Average[1]	-2.02%	8.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned 0.77%, Class B shares returned 0.21%, Class C shares returned 0.27%, Class I shares returned 0.82% and Class R shares returned 0.65% over the six months ended December 31, 2007. Excluding sales charges, Class B shares returned 8.71%, Class C shares returned 8.89%, Class I shares returned 10.03% and Class R shares returned 9.50% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Performance information for the 12-month period is not provided for Class 1 shares as this share class commenced operations on March 2, 2007.
Performance of Class FI shares is not shown because this share class commenced operations on December 20, 2007.
Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class 1, Class A, Class B, Class C, Class I, Class R and Class FI shares were 1.23%, 1.25%, 2.37%, 2.15%, 0.79%, 1.45% and 1.20%, respectively.
As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.12% for Class A shares, 2.26% for Class B shares and 1.95% for Class C shares until May 1, 2008.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Relative to the Russell 2000 Growth Index, both overall stock selection and overall sector allocation contributed significantly to Fund performance for the period. Stock selection in the IT, Industrials and Telecommunication Services sectors was the leading contributor to relative performance, but underweights to the Consumer Discretionary

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 621 funds for the six-month period and among the 593 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective as of the close of business on July 27, 2007, the Fund’s Class 1 shares are closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

2         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

and Financials sectors, along with an overweight to the Utilities sector also made meaningful contributions. On an individual stock basis, the leading contributors to performance included positions in Baidu.com Inc. (ADR) and Sohu.com Inc., both in the IT sector, JA Solar Holdings Co. Ltd. (ADR) and AGCO Corp., both in the Industrials sector, and BioMarin Pharmaceutical Inc. in the Health Care sector.

What were the leading detractors from performance?

A. Relative to the Russell 2000 Growth Index, leading detractors from performance for the period included stock selection in the Consumer Discretionary and Energy sectors, as well as underweights in the Health Care and Industrials sectors and an overweight in the Telecommunication Services sector. On an individual stock basis, the leading detractors from Fund performance for the year included holdings in LSI Corp. and Digital River Inc., both in the IT sector, Warner Music Group Corp. and NexCen Brands Inc., both in the Consumer Discretionary sector, as well as NCI Building Systems Inc. in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the year, we increased the Fund’s weighting to the Industrials sector, moving from a significant underweight to a near-market-weight position, while reducing its underweight in the Health Care sector and reducing its overweight in the IT sector.

We closed a number of positions during the year, including Fund holdings in ADC Telecommunications Inc., Extreme Networks Inc. and Electronics for Imaging, all in the IT sector. We established new Fund positions during the year in a number of companies, including Lawson Software Inc., LSI Corp., and Citrix Systems Inc., also all in the IT sector.

Thank you for your investment in Legg Mason Partners Small Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA	Aram E. Green
Portfolio Manager	Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

January 15, 2008

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: ITC Holdings Corp. (3.0%), Orbital Sciences Corp. (2.3%), Baidu.com Inc. ADR (2.2%), Lawson Software Inc. (2.2%), LSI Corp. (2.2%), MSC Industrial Direct Co. Inc. Class A Shares (2.1%), Citrix Systems Inc. (2.0%), American Tower Corp. Class A Shares (2.0%), ION Geophysical Corp. (1.9%) and Compass Minerals International Inc. (1.9%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Information Technology (31.9%), Industrials (16.6%), Health Care (11.0%), Consumer Discretionary (8.3%) and Energy (7.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

vi

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

4         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class 1	0.77%	$1,000.00	$1,007.70	1.02%	$5.16

Class A	0.71	1,000.00	1,007.10	1.11	5.62

Class B	0.21	1,000.00	1,002.10	2.21	11.16

Class C	0.27	1,000.00	1,002.70	1.94	9.79

Class I(4)	0.82	1,000.00	1,008.20	0.80	4.05

Class R	0.65	1,000.00	1,006.50	1.34	6.78

Class FI(5)	0.96	1,000.00	1,009.60	1.07	0.32

(1)	For the six months ended December 31, 2007, unless otherwise noted.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of March 2, 2007, all Class O shares converted to Class I shares.

(5)	For the period December 20, 2007 (inception date) to December 31, 2007.

6         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,020.06	1.02%	$5.19

Class A	5.00	1,000.00	1,019.61	1.11	5.65

Class B	5.00	1,000.00	1,014.06	2.21	11.22

Class C	5.00	1,000.00	1,015.43	1.94	9.86

Class I(3)	5.00	1,000.00	1,021.17	0.80	4.08

Class R	5.00	1,000.00	1,018.45	1.34	6.82

Class FI(4)	5.00	1,000.00	1,001.18	1.07	0.32

(1)	For the six months ended December 31, 2007, unless otherwise noted.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	As of March 2, 2007, all Class O shares converted to Class I shares.

(4)	For the period December 20, 2007 (inception date) to December 31, 2007.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C	Class I (3)	Class R	Class FI
Twelve Months Ended 12/31/07	N/A	9.68%	8.71%	8.89%	10.03%	9.50%	N/A

Five Years Ended 12/31/07	N/A	17.59	16.53	16.62	N/A	N/A	N/A

Inception* through 12/31/07	10.85%	12.00	11.01	11.13	12.41	9.01	0.96%

	With Sales Charges(4)
	Class 1	Class A	Class B	Class C	Class I(3)	Class R	Class FI
Twelve Months Ended 12/31/07	N/A	3.39%	3.71%	7.89%	10.03%	9.50%	N/A

Five Years Ended 12/31/07	N/A	16.21	16.42	16.62	N/A	N/A	N/A

Inception* through 12/31/07	1.41%	11.30	11.01	11.13	12.41	9.01	0.96%

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (Inception* through 12/31/07)	10.85%

Class A (Inception* through 12/31/07)	193.44

Class B (Inception* through 12/31/07)	169.83

Class C (Inception* through 12/31/07)	172.63

Class I(3) (Inception* through 12/31/07)	44.80

Class R (Inception* through 12/31/07)	9.09

Class FI (Inception* through 12/31/07)	0.96

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares. As of March 2, 2007, all Class O shares converted to Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 shares reflect the deduction of the maximum initial sales charge of 8.50%; Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is July 1, 1998. Inception dates for Class I shares, Class R shares, Class FI shares and Class 1 shares, are November 1, 2004, December 28, 2006, December 20, 2007 and March 2, 2007, respectively.

8         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Small Cap Growth Fund vs. Russell 2000 Index and Russell 2000 Growth Index† (July 1998 – December 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares at inception on July 1, 1998, assuming deduction of the maximum initial sales charge of 5.75% with respect to Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         9

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS SMALL CAP GROWTH FUND

Shares	Security	Value

COMMON STOCKS — 94.4%
CONSUMER DISCRETIONARY — 8.3%
Hotels, Restaurants & Leisure — 1.6%
575,700	Burger King Holdings Inc.	$16,413,207

Household Durables — 0.3%
117,000	Tempur-Pedic International Inc.	3,038,490

Media — 3.1%
1,518,690	Lions Gate Entertainment Corp.*	14,306,060
258,880	Marvel Entertainment Inc.*	6,914,685
172,100	R.H. Donnelley Corp.*	6,278,208
775,090	Warner Music Group Corp.	4,697,045

	Total Media	32,195,998

Specialty Retail — 3.3%
372,020	Men’s Wearhouse Inc.	10,037,100
1,544,600	NexCen Brands Inc.*	7,475,864
412,800	Ross Stores Inc.	10,555,296
227,200	Urban Outfitters Inc.*	6,193,472

	Total Specialty Retail	34,261,732

	TOTAL CONSUMER DISCRETIONARY	85,909,427

CONSUMER STAPLES — 3.0%
Food & Staples Retailing — 1.4%
492,299	Casey’s General Stores Inc.	14,576,973

Personal Products — 1.6%
436,791	Elizabeth Arden Inc.*	8,888,697
486,400	Nu Skin Enterprises Inc., Class A Shares	7,991,552

	Total Personal Products	16,880,249

	TOTAL CONSUMER STAPLES	31,457,222

ENERGY — 7.6%
Energy Equipment & Services — 4.3%
1,274,300	ION Geophysical Corp.*	20,108,454
433,300	Key Energy Services Inc.*	6,235,187
592,470	North American Energy Partners Inc.*	8,027,968
1,309,900	Parker Drilling Co.*	9,889,745

	Total Energy Equipment & Services	44,261,354

Oil, Gas & Consumable Fuels — 3.3%
393,055	GMX Resources Inc.*	12,687,816
255,100	Range Resources Corp.	13,101,936
237,070	SandRidge Energy Inc.*	8,501,330

	Total Oil, Gas & Consumable Fuels	34,291,082

	TOTAL ENERGY	78,552,436

EXCHANGE TRADED FUND — 1.7%
213,400	iShares Russell 2000 Growth Index Fund	17,814,632

See Notes to Financial Statements.

10         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

FINANCIALS — 4.9%
Capital Markets — 1.8%
160,105	Affiliated Managers Group Inc.*	$18,805,933

Commercial Banks — 0.9%
167,540	Cullen/Frost Bankers Inc.	8,487,576

Diversified Financial Services — 0.5%
758,576	Primus Guaranty Ltd.*	5,317,618

Real Estate Investment Trusts (REITs) — 1.4%
73,912	Alexandria Real Estate Equities Inc.	7,514,633
282,200	Gramercy Capital Corp.	6,860,282

	Total Real Estate Investment Trusts (REITs)	14,374,915

Thrifts & Mortgage Finance — 0.3%
614,000	Clayton Holdings Inc.*	3,174,380

	TOTAL FINANCIALS	50,160,422

HEALTH CARE — 11.0%
Biotechnology — 5.3%
263,700	Alexion Pharmaceuticals Inc.*	19,785,411
1,222,900	ARIAD Pharmaceuticals Inc.*	5,197,325
533,200	BioMarin Pharmaceutical Inc.*	18,875,280
168,600	Infinity Pharmaceuticals Inc.*	1,610,130
621,950	Senomyx Inc.*	4,658,406
229,875	Vertex Pharmaceuticals Inc.*	5,339,996

	Total Biotechnology	55,466,548

Health Care Equipment & Supplies — 2.2%
211,400	Hologic Inc.*	14,510,496
187,296	Integra LifeSciences Holdings Corp.*	7,853,321

	Total Health Care Equipment & Supplies	22,363,817

Health Care Providers & Services — 2.2%
325,280	Owens & Minor Inc.	13,801,631
125,500	Pediatrix Medical Group Inc.*	8,552,825

	Total Health Care Providers & Services	22,354,456

Health Care Technology — 0.5%
301,800	Vital Images Inc.*	5,453,526

Pharmaceuticals — 0.8%
229,500	Endo Pharmaceuticals Holdings Inc.*	6,120,765
32,055	XenoPort Inc.*	1,791,233

	Total Pharmaceuticals	7,911,998

	TOTAL HEALTH CARE	113,550,345

INDUSTRIALS — 16.6%
Aerospace & Defense — 3.0%
972,533	Orbital Sciences Corp.*	23,846,509
513,600	Taser International Inc.*	7,390,704

	Total Aerospace & Defense	31,237,213

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         11

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Building Products — 0.8%
275,800	NCI Building Systems Inc.*	$7,940,282

Commercial Services & Supplies — 2.7%
350,200	Herman Miller Inc.	11,342,978
289,700	Monster Worldwide Inc.*	9,386,280
259,530	Taleo Corp., Class A Shares*	7,728,804

	Total Commercial Services & Supplies	28,458,062

Electrical Equipment — 2.6%
245,540	JA Solar Holdings Co. Ltd., ADR*	17,141,147
198,200	Thomas & Betts Corp.*	9,719,728

	Total Electrical Equipment	26,860,875

Machinery — 4.8%
260,100	AGCO Corp.*	17,681,598
182,302	Crane Co.	7,820,756
502,500	IDEX Corp.	18,155,325
197,265	Mueller Industries Inc.	5,718,712

	Total Machinery	49,376,391

Trading Companies & Distributors — 2.7%
756,300	Grafton Group PLC*	6,026,450
542,440	MSC Industrial Direct Co. Inc., Class A Shares	21,952,547

	Total Trading Companies & Distributors	27,978,997

	TOTAL INDUSTRIALS	171,851,820

INFORMATION TECHNOLOGY — 31.9%
Communications Equipment — 6.9%
1,449,320	3Com Corp.*	6,550,926
800,000	Comverse Technology Inc.*	13,800,000
443,100	Dycom Industries Inc.*	11,808,615
412,800	F5 Networks Inc.*	11,773,056
223,285	NETGEAR Inc.*	7,964,576
1,212,981	Tekelec*	15,162,263
609,500	Tellabs Inc.*	3,986,130

	Total Communications Equipment	71,045,566

Computers & Peripherals — 0.7%
245,720	Avid Technology Inc.*	6,963,705

Electronic Equipment & Instruments — 1.0%
92,500	Mettler-Toledo International Inc.*	10,526,500

Internet Software & Services — 8.9%
434,900	Alibaba.com Ltd.*	1,570,067
59,300	Baidu.com Inc., ADR*	23,150,127
450,600	Digital River Inc.*	14,901,342
105,340	Mercadolibre Inc.*	7,782,519
1,047,000	Online Resources Corp.*	12,480,240

See Notes to Financial Statements.

12         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Internet Software & Services — 8.9% (continued)
350,000	SINA Corp.*	$15,508,500
308,100	Sohu.com Inc.*	16,797,612

	Total Internet Software & Services	92,190,407

IT Services — 0.8%
247,200	Wright Express Corp.*	8,773,128

Semiconductors & Semiconductor Equipment — 3.2%
924,400	Cirrus Logic Inc.*	4,880,832
4,207,682	LSI Corp.*	22,342,791
109,400	Trina Solar Ltd., ADR*	5,885,720

	Total Semiconductors & Semiconductor Equipment	33,109,343

Software — 10.4%
727,200	BEA Systems Inc.*	11,475,216
468,500	Blackboard Inc.*	18,857,125
548,400	Citrix Systems Inc.*	20,844,684
2,233,750	Lawson Software Inc.*	22,873,600
71,184	MICROS Systems Inc.*	4,994,269
35,060	Software AG	3,078,281
801,310	Sourcefire Inc.*	6,682,925
837,037	TIBCO Software Inc.*	6,754,889
341,200	Ulticom Inc.*	2,729,600
471,770	Verint Systems Inc.*	9,223,104

	Total Software	107,513,693

	TOTAL INFORMATION TECHNOLOGY	330,122,342

MATERIALS — 3.4%
Chemicals — 1.5%
424,010	Nalco Holding Co.	10,252,562
223,220	Valspar Corp.	5,031,379

	Total Chemicals	15,283,941

Metals & Mining — 1.9%
487,730	Compass Minerals International Inc.	19,996,930

	TOTAL MATERIALS	35,280,871

TELECOMMUNICATION SERVICES — 3.0%
Diversified Telecommunication Services — 0.7%
547,200	Citizens Communications Co.	6,965,856

Wireless Telecommunication Services — 2.3%
476,190	American Tower Corp., Class A Shares*	20,285,694
100,212	Crown Castle International Corp.*	4,168,819

	Total Wireless Telecommunication Services	24,454,513

	TOTAL TELECOMMUNICATION SERVICES	31,420,369

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         13

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

UTILITIES — 3.0%
Electric Utilities — 3.0%
555,800	ITC Holdings Corp.	$31,358,236

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $854,806,366)	977,478,122

Face Amount
SHORT-TERM INVESTMENT — 6.4%
Repurchase Agreement — 6.4%
$66,580,000	Interest in $840,894,000 joint tri-party repurchase agreement dated 12/31/07 with Greenwich Capital Markets Inc., 4.350% due 1/2/08; Proceeds at maturity — $66,596,090; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.000% due 2/15/08 to 10/17/36; Market value — $67,911,950) (Cost — $66,580,000)	66,580,000

	TOTAL INVESTMENTS — 100.8% (Cost — $921,386,366#)	1,044,058,122
	Liabilities in Excess of Other Assets — (0.8)%	(7,960,843)

	TOTAL NET ASSETS — 100.0%	$1,036,097,279

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $921,400,189.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

14         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $921,386,366)	$1,044,058,122
Foreign currency, at value (Cost — $142)	154
Cash	482
Receivable for securities sold	4,781,977
Receivable for Fund shares sold	2,159,561
Dividends and interest receivable	924,498
Prepaid expenses	119,173

Total Assets	1,052,043,967

LIABILITIES:
Payable for securities purchased	13,124,321
Payable for Fund shares repurchased	1,522,305
Investment management fee payable	326,613
Distribution fees payable	271,925
Trustees’ fees payable	752
Accrued expenses	700,772

Total Liabilities	15,946,688

Total Net Assets	$1,036,097,279

NET ASSETS:
Par value (Note 6)	$628
Paid-in capital in excess of par value	914,674,111
Accumulated net investment loss	(78,167)
Accumulated net realized loss on investments, options written and foreign currency transactions	(1,171,061)
Net unrealized appreciation on investments and foreign currencies	122,671,768

Total Net Assets	$1,036,097,279

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         15

Statement of Assets and Liabilities (December 31, 2007) (continued)

Shares Outstanding:
Class 1	321,194

Class A	34,741,454

Class B	5,400,094

Class C	6,325,704

Class I	15,926,266

Class R	49,456

Class FI	7,300

Net Asset Value:
Class 1 (offering and redemption price)	$16.75

Class A (and redemption price)	$16.75

Class B*	$15.04

Class C*	$15.24

Class I (offering and redemption price)	$16.96

Class R (offering and redemption price)	$16.72

Class FI (offering and redemption price)	$16.75

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.77

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Dividends	$5,510,491
Interest	2,336,463

Total Investment Income	7,846,954

EXPENSES:
Investment management fee (Note 2)	7,474,140
Distribution fees (Notes 2 and 4)	3,114,824
Transfer agent fees (Note 4)	2,037,760
Legal fees	154,210
Shareholder reports (Note 4)	129,481
Registration fees	107,097
Trustees’ fees	34,218
Audit and tax	30,379
Insurance	13,183
Custody fees	9,605
Miscellaneous expenses	9,997

Total Expenses	13,114,894
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,253,757)

Net Expenses	11,861,137

Net Investment Loss	(4,014,183)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	83,071,938
Options written	97,078
Foreign currency transactions	5,324

Net Realized Gain	83,174,340

Change in Net Unrealized Appreciation/Depreciation From:
Investments	19,134,835
Foreign currencies	12

Change in Net Unrealized Appreciation/Depreciation	19,134,847

Net Gain on Investments, Options Written and Foreign Currency Transactions	102,309,187

Increase in Net Assets From Operations	$98,295,004

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         17

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment loss	$(4,014,183)	$(2,498,485)
Net realized gain	83,174,340	39,902,669
Change in net unrealized appreciation/depreciation	19,134,847	26,402,914

Increase in Net Assets From Operations	98,295,004	63,807,098

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(51,544,540)	(26,490,586)

Decrease in Net Assets From Distributions to Shareholders	(51,544,540)	(26,490,586)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	312,180,914	161,402,286
Reinvestment of distributions	46,797,779	24,669,938
Cost of shares repurchased	(259,283,554)	(143,535,276)
Net assets of shares issued in connection with merger (Note 7)	290,687,138	—

Increase in Net Assets From Fund Share Transactions	390,382,277	42,536,948

Increase in Net Assets	437,132,741	79,853,460
NET ASSETS:
Beginning of year	598,964,538	519,111,078

End of year*	$1,036,097,279	$598,964,538

* Includes accumulated net investment loss of:	$(78,167)	$(842,516)

See Notes to Financial Statements.

18         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class 1 Shares(1)	2007(2)
Net Asset Value, Beginning of Period	$15.79

Income (Loss) From Operations:
Net investment loss	(0.05)
Net realized and unrealized gain	1.75

Total Income From Operations	1.70

Less Distributions From:
Net realized gains	(0.74)

Total Distributions	(0.74)

Net Asset Value, End of Period	$16.75

Total Return(3)	10.85%

Net Assets, End of Period (000s)	$5,381

Ratios to Average Net Assets:
Gross expenses	1.70	%(4)
Net expenses	1.12	(4)(5)(6)
Net investment loss	(0.34	)(4)

Portfolio Turnover Rate	78%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period March 2, 2007 (inception date) to December 31, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Class 1 shares total expense will be voluntarily capped at the Class A shares 12b-1 differential level of 25 basis points lower than the Fund’s Class A shares.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2007		2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$16.11		$14.98		$15.50	$13.45	$8.91

Income (Loss) From Operations:
Net investment loss	(0.06)		(0.06)		(0.03)	(0.02)	(0.07)
Net realized and unrealized gain	1.59		1.92		0.78	2.07	4.61

Total Income From Operations	1.53		1.86		0.75	2.05	4.54

Less Distributions From:
Net realized gains	(0.89)		(0.73)		(1.27)	—	—

Total Distributions	(0.89)		(0.73)		(1.27)	—	—

Net Asset Value, End of Year	$16.75		$16.11		$14.98	$15.50	$13.45

Total Return(3)	9.68%		12.41%		4.82%	15.24%	50.95%

Net Assets, End of Year (000s)	$582,025		$430,716		$366,133	$327,973	$261,492

Ratios to Average Net Assets:
Gross expenses	1.29%		1.21	%(4)	1.15%	1.21%	1.29%
Net expenses	1.13	(5)(6)	1.21	(4)(5)	1.15	1.21 (5)	1.29
Net investment loss	(0.35)		(0.37)		(0.23)	(0.13)	(0.65)

Portfolio Turnover Rate	78%		94%		117%	130%	143%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.19% and 1.18%, respectively (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.12% until May 1, 2008.

See Notes to Financial Statements.

20         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2007		2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$14.68		$13.84		$14.55	$12.74	$8.51

Income (Loss) From Operations:
Net investment loss	(0.19)		(0.19)		(0.18)	(0.13)	(0.14)
Net realized and unrealized gain	1.44		1.76		0.74	1.94	4.37

Total Income From Operations	1.25		1.57		0.56	1.81	4.23

Less Distributions From:
Net realized gains	(0.89)		(0.73)		(1.27)	—	—

Total Distributions	(0.89)		(0.73)		(1.27)	—	—

Net Asset Value, End of Year	$15.04		$14.68		$13.84	$14.55	$12.74

Total Return(3)	8.71%		11.33%		3.82%	14.21%	49.71%

Net Assets, End of Year (000s)	$81,191		$22,173		$27,349	$33,608	$40,560

Ratios to Average Net Assets:
Gross expenses	2.32%		2.16	%(4)	2.17%	2.09%	2.13%
Net expenses	2.05	(5)(6)	2.16	(4)(5)	2.17	2.09 (5)	2.13
Net investment loss	(1.27)		(1.32)		(1.26)	(1.02)	(1.43)

Portfolio Turnover Rate	78%		94%		117%	130%	143%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14% (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.26% until May 1, 2008.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         21

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)	2007		2006(2)		2005(2)	2004(2)	2003(2)
Net Asset Value, Beginning of Year	$14.84		$13.97		$14.66	$12.83	$8.57

Income (Loss) From Operations:
Net investment loss	(0.18)		(0.18)		(0.16)	(0.12)	(0.15)
Net realized and unrealized gain	1.47		1.78		0.74	1.95	4.41

Total Income From Operations	1.29		1.60		0.58	1.83	4.26

Less Distributions From:
Net realized gains	(0.89)		(0.73)		(1.27)	—	—

Total Distributions	(0.89)		(0.73)		(1.27)	—	—

Net Asset Value, End of Year	$15.24		$14.84		$13.97	$14.66	$12.83

Total Return(3)	8.89%		11.44%		3.93%	14.26%	49.71%

Net Assets, End of Year (000s)	$96,387		$50,389		$54,994	$59,196	$52,044

Ratios to Average Net Assets:
Gross expenses	2.02%		2.05	%(4)	2.04%	2.01%	2.06%
Net expenses	1.92	(5)(6)	2.05	(4)(6)	2.04	2.01 (6)	2.06
Net investment loss	(1.13)		(1.21)		(1.12)	(0.94)	(1.43)

Portfolio Turnover Rate	78%		94%		117%	130%	143%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.03% (Note 11).

(5)

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.95% until May 1, 2008.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares(1)	2007(2)	2006(3)		2005(3)	2004(3)(4)
Net Asset Value, Beginning of Year	$16.25	$15.04		$15.51	$13.99

Income From Operations:
Net investment income	0.00 (5)	0.00	(5)	0.02	0.01
Net realized and unrealized gain	1.60	1.94		0.78	1.51

Total Income From Operations	1.60	1.94		0.80	1.52

Less Distributions From:
Net realized gains	(0.89)	(0.73)		(1.27)	—

Total Distributions	(0.89)	(0.73)		(1.27)	—

Net Asset Value, End of Year	$16.96	$16.25		$15.04	$15.51

Total Return(6)	10.03%	12.89%		5.14%	10.90%

Net Assets, End of Year (000s)	$270,164	$92,248		$67,685	$58,197

Ratios to Average Net Assets:
Gross expenses	0.79%	0.84	%(7)	0.81%	0.88	%(8)
Net expenses	0.79	0.83	(7)(9)	0.81	0.88	(8)
Net investment income	0.01	0.00	(5)	0.12	0.38	(8)

Portfolio Turnover Rate	78%	94%		117%	130%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of March 2, 2007, all Class O shares converted to Class I shares.

(3)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(4)	For the period November 1, 2004 (inception date) to December 31, 2004.

(5)	Amount represents less than $0.01 per share.

(6)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.81% (Note 11).

(8)	Annualized.

(9)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         23

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class R Shares(1)	2007	2006(2)(3)
Net Asset Value, Beginning of Year	$16.11	$16.17

Income From Operations:
Net investment loss	(0.05)	(0.00	)(4)
Net realized and unrealized gain (loss)	1.55	(0.06)

Total Income (Loss) From Operations	1.50	(0.06)

Less Distributions From:
Net realized gains	(0.89)	—

Total Distributions	(0.89)	—

Net Asset Value, End of Year	$16.72	$16.11

Total Return(5)	9.50%	(0.37)%

Net Assets, End of Year (000s)	$827	$10

Ratios to Average Net Assets:
Gross expenses	1.34%	1.49	%(6)(7)
Net expenses	1.34	1.49	(6)(7)
Net investment loss	(0.30)	(1.33	)(6)

Portfolio Turnover Rate	78%	94%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 28, 2006 (inception date) to December 31, 2006.

(3)	For a share of capital stock outstanding for the periods prior to April 16, 2007.

(4)	Amount represents less than $0.01 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.45% (Note 11).

See Notes to Financial Statements.

24         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class FI Shares(1)	2007(2)
Net Asset Value, Beginning of Period	$16.59

Income From Operations:
Net investment income	0.00	(3)
Net realized and unrealized gain	0.16

Total Income From Operations	0.16

Net Asset Value, End of Period	$16.75

Total Return(4)	0.96%

Net Assets, End of Period (000s)	$122

Ratios to Average Net Assets:
Gross expenses	1.07	%(5)
Net expenses	1.07	(5)
Net investment income	1.63	(5)

Portfolio Turnover Rate	78%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 20, 2007 (inception date) to December 31, 2007.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         25

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Small Cap Growth Fund (formerly known as Legg Mason Partners Small Cap Growth Fund I) (the “Fund”) is a separate, diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a diversified open-end management investment company, a Maryland corporation, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus

26         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(46,427)	$196,477,776	$(196,431,349)
(b)	4,911,600	(4,911,600)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover that was subject to an annual limitation due to the reorganization described in note 7, distributions paid in connection with the redemption of Fund shares and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and a tax net operating loss which offsets short-term capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

28         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Effective as of the close of business on March 2, 2007, LMPFA has contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes and extraordinary expenses) to limit the total annual operating expenses to 1.12% for Class A, 2.26% for Class B and 1.95% for Class C until May 1, 2008.

Class 1 shares total expense will be voluntarily capped at the Class A shares 12b-1 differential level of 25 basis points lower than the Fund’s Class A shares.

During the year ended December 31, 2007, LMPFA reimbursed expenses for the Fund amounting to $1,253,757.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class I shares have no initial CDSC.

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

For the year ended December 31, 2007, LMIS and its affiliates received sales charges of approximately $4,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class O
CDSCs	$0	*	$46,000	$3,000

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$744,084,427

Sales	726,144,743

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$210,016,169
Gross unrealized depreciation	(87,358,236)

Net unrealized appreciation	$122,657,933

During the year ended December 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding December 31, 2006	—	—
Options written	1,259	$312,423
Options closed	(1,259)	(312,423)
Options expired	—	—

Options written, outstanding December 31, 2007	—	—

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class and 0.50% of the average daily net assets of Class R shares. The Fund also pays a service fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class 1†	—	$39,684	$3,593
Class A	$1,430,936	1,397,345	86,180
Class B	778,477	397,401	16,484
Class C	904,325	199,783	14,820
Class I	—	3,384	7,300
Class R	1,086	61	31
Class FI‡	—	2	2
Class O*	—	100	1,071

Total	$3,114,824	$2,037,760	$129,481

†	For the period March 2, 2007 (inception date) to December 31, 2007.

‡	For the period December 20, 2007 (inception date) to December 31, 2007.

*	As of March 2, 2007, Class O shares were converted to Class I shares.

30         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2007	Year Ended December 31, 2006
Net Realized Gains:
Class 1†	$228,363	—
Class A	28,795,567	$18,909,558
Class B	4,070,544	1,080,812
Class C	4,961,996	2,398,353
Class I‡	13,434,356	3,960,622
Class R*	24,389	—
Class O**	29,325	141,241

Total	$51,544,540	$26,490,586

†	For the period March 2, 2007 (inception date) to December 31, 2007.

‡	As of November 20, 2006, Class Y shares were renamed Class I shares.

*	Inception date of December 28, 2006.

**	As of March 2, 2007, class O shares were converted to Class I shares.

6.	Shares of Beneficial Interest

At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund was a series of Legg Mason Partners Series Funds, Inc. (the “Series Fund”). The Series Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class 1†
Shares sold	6,174	$104,463	—	—
Shares issued on reinvestment	13,855	228,190	—	—
Shares repurchased	(52,617)	(891,368)	—	—
Shares issued with merger	353,782	5,584,680	—	—

Net Increase	321,194	$5,025,965	—	—

Class A
Shares sold	5,918,660	$99,665,136	7,791,730	$125,089,743
Shares issued on reinvestment	1,651,700	27,114,170	1,090,979	17,646,861
Shares repurchased	(9,668,188)	(164,420,263)	(6,593,187)	(104,282,906)
Shares issued with merger	10,104,945	159,512,314	—	—

Net Increase	8,007,117	$121,871,357	2,289,522	$38,453,698

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class B
Shares sold	340,255	$5,274,721	86,495	$1,268,763
Shares issued on reinvestment	265,811	3,929,178	66,051	974,008
Shares repurchased	(1,759,076)	(27,210,297)	(618,660)	(8,969,727)
Shares issued with merger	5,042,457	72,346,792	—	—

Net Increase (Decrease)	3,889,447	$54,340,394	(466,114)	$(6,726,956)

Class C
Shares sold	1,419,557	$22,141,518	381,761	$5,633,149
Shares issued on reinvestment	288,189	4,314,655	130,801	1,949,820
Shares repurchased	(2,185,768)	(34,063,413)	(1,055,118)	(15,503,718)
Shares issued with merger	3,409,176	49,478,715	—	—

Net Increase (Decrease)	2,931,154	$41,871,475	(542,556)	$(7,920,749)

Class I*
Shares sold	11,027,324	$183,867,504	1,780,449	$28,085,550
Shares issued on reinvestment	669,098	11,158,305	242,883	3,960,623
Shares repurchased	(1,683,844)	(29,104,703)	(845,288)	(13,576,640)
Shares issued with merger	236,293	3,764,637	—	—

Net Increase	10,248,871	$169,685,743	1,178,044	$18,469,533

Class R
Shares sold	49,652	$850,279	618 #	$10,000 #
Shares issued on reinvestment	1,484	24,389	—	—
Shares repurchased	(2,298)	(38,538)	—	—

Net Increase	48,838	$836,130	618 #	$10,000 #

Class FI‡
Shares sold	7,300	$121,429	—	—

Net Increase	7,300	$121,429	—	—

Class O**
Shares sold	9,124	$155,864	79,995	$1,314,030
Shares issued on reinvestment	1,754	28,892	8,374	138,626
Shares repurchased	(218,795)	(3,554,972)	(73,549)	(1,201,234)

Net Increase (Decrease)	(207,917)	$(3,370,216)	14,820	$251,422

†	For the period March 2, 2007 (inception date) to December 31, 2007.

‡	For the period December 20, 2007 (inception date) to December 31, 2007.

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

**	As of March 2, 2007, Class O shares were converted to Class I shares.

#	As of December 28, 2006 (inception date) to December 31, 2006.

7.	Transfer of Net Assets

On March 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Small Cap Growth Fund and the Legg Mason Partners Small Cap Growth Opportunities Fund, pursuant to a plan of reorganization approved by Legg Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund shareholders. Total shares issued by the Fund and the total net assets of the Legg

32         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund
Legg Mason Partners Small Cap Growth Fund	14,270,720	$217,089,810

Legg Mason Partners Small Cap Growth Opportunities Fund	4,875,933	73,597,328

As part of the reorganization, for each share they held, shareholders of Legg Mason Partners Small Cap Growth Fund Class A, Class B, Class C, Class I and Class 1 received 0.687608, 0.718146, 0.722725, 0.681285 and 0.689236 shares of the Fund’s Class A, Class B, Class C, Class I and Class 1 shares, respectively. Also, as part of the reorganization, for each share they held, shareholders of Legg Mason Partners Small Cap Growth Opportunities Fund Class A, Class B, Class C and Class I received 1.327324, 1.226251, 1.364932 and 1.333170 shares of the Fund’s Class A, Class B, Class C and Class I shares, respectively.

The total net assets of the Fund was $726,555,907.

The total net assets of the Legg Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund before acquisition included unrealized appreciation of $447,873 and $9,215,477, respectively, accumulated net realized gain (loss) of $(231,335,993) and $2,002, respectively, and accumulated net investment loss of $1,620 and $85,021. Total net assets of the Fund immediately after the transfer were $1,017,243,045. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$21,053,135	$5,585,790
Net Long-term Capital Gains	30,491,405	20,904,796

Total Distributions Paid	$51,544,540	$26,490,586

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         33

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$11,019,845
Undistributed long-term capital gains — net	15,045,979

Total Undistributed Earnings	$26,065,824

Capital loss carryforward*	(27,223,062)
Other book/tax temporary differences(a)	(78,167)
Unrealized appreciation/(depreciation)(b)	122,657,945

Total accumulated earnings/(losses) — net	$121,422,540

*	During the taxable year ended December 31, 2007, the Fund utilized $7,483,234 of its capital loss carryover available from prior years. As of December 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2010	$(27,223,062)

This amount will be available to offset any future taxable capital gains. However, the Fund is subject to annual limitation of $9,074,354 as a result of its merger with the Legg Mason Partners Small Cap Growth Fund.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to

34         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Notes to Financial Statements (continued)

them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendents motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the Securities Exchange Commission (“SEC”) as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

10.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         35

Notes to Financial Statements (continued)

sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

11.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

12.	Recent Accounting Pronouncement

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

36         Legg Mason Partners Small Cap Growth Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Small Cap Growth Fund (formerly Legg Mason Partners Small Cap Growth Fund I), a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners Series Funds, Inc.) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Small Cap Growth Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

Legg Mason Partners Small Cap Growth Fund 2007 Annual Report         37

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to

38         Legg Mason Partners Small Cap Growth Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for all retail and institutional small-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2007. The Fund performed better than the median for each time period. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance continued to be competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management, including the Chief Investment Officer for the Sub-Adviser, the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that, although the portfolio managers assumed responsibility for the Fund’s investment portfolio in January 2007, they are very experienced with an impressive long-term track record, and that the Manager was

Legg Mason Partners Small Cap Growth Fund         39

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 12 retail front-end load small-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load small-cap growth funds (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and Expense Universe, and that the Fund’s actual total expense ratio also was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

40         Legg Mason Partners Small Cap Growth Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Small Cap Growth Fund         41

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Small Cap Growth Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor, Harvard Business School (1969 to 2007)	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

42         Legg Mason Partners Small Cap Growth Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO (since 2006)

Legg Mason Partners Small Cap Growth Fund         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

44         Legg Mason Partners Small Cap Growth Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005);	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Legg Mason Partners Small Cap Growth Fund         45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason and Co.	N/A	N/A

Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

46         Legg Mason Partners Small Cap Growth Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	2/28/2007	12/12/2007
Payable Date:	3/01/2007	12/31/2007

Ordinary Income:
Qualified Dividend Income for Individuals	1.05%	17.80%

Dividends Qualifying for the Dividends Received Deduction for Corporations	12.64%	12.64%

Long-Term Capital Gain Dividend	$0.006270	$0.502930

Please retain this information for your records.

Legg Mason Partners Small Cap Growth Fund         47

Legg Mason Partners Small Cap Growth Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTOR

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Small Cap Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason

Investors Services, LLC

Member FINRA, SIPC

FDXX010732 2/08	SR08-515

Legg Mason Partners Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SMALL CAP GROWTH FUND

Legg Mason Partners Funds

55 Water Street

32nd Floor

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $257,800 in 2006 and $320,200 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $54,633 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG and PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $48,744 in 2006, which was performed by PwC & KPMG and were $33,900 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust were $35,150 in 2007, these services consisted of the procedures performed in connection with the mergers on December 1, 2006, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller

Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: March 6, 2008